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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549



                                       FORM 8-K



                                    CURRENT REPORT



                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):               October 21, 1996


                                     PALFED, Inc.
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                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      South Carolina                     0-15334           57-0821925
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    (STATE OR OTHER JURISDICTION       (COMMISSION         (I.R.S. EMPLOYER
      OF INCORPORATION)                FILE NUMBER)        IDENTIFICATION NO.)




                   107 Chesterfield Street South
                     Aiken, South Carolina                        29801
   ----------------------------------------------------------    ------------
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


         Registrant's telephone number, including area code:   (803) 642-1400



                      Page 1 of ___ sequentially numbered pages
                         The Index to Exhibits is on page 4.

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ITEM 5.  OTHER EVENTS.


    The Board of Directors of PALFED, Inc. (the "Company"), the parent savings and loan holding company of Palmetto Federal Savings Bank of South Carolina ("Palmetto Federal"), at its meeting on October 21, 1996 approved and adopted amendments to the Bylaws of the Company.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


    (a)  FINANCIAL STATEMENTS

         None.

    (b)  PRO FORMA FINANCIAL STATEMENTS

         None.

    (c)  EXHIBITS

         Exhibit 3.2 Bylaws of PALFED, Inc., as Amended and Restated as of October 21, 1996

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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 PALFED, INC.



Date:  October 21, 1996                     By:  /s/ Darrell R. Rains
                                                ------------------------
                                                 Darrell R. Rains
                                                 Executive Vice President and
                                                 Chief Financial Officer

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                                  INDEX TO EXHIBITS

                                                                 Sequentially
                                                                 Numbered Page
                                                                 -------------


    3.2 Bylaws of PALFED, Inc., as Amended and Restated as of October 21, 1996